LEASES	12 Months Ended
Dec. 31, 2022
Leases [Abstract]
LEASES	LEASES
The Company leases facilities under operating leases with various expiration dates through 2036. The Company leases office space in New York, Israel and several other locations.
The security deposits for the leases are $4.2 million and $2.9 million as of December 31, 2022 and 2021, respectively. As of December 31, 2022 and 2021, $4.2 million and $2.9 million, respectively, have been recognized as restricted cash, non-current in the consolidated balance sheets.
The Company’s operating lease expense consists of rent and variable lease payments. Variable lease payments such as common area maintenance were included in operating expenses. Rent expense for the Company’s short-term leases was immaterial for the periods presented. Operating lease expense was as follows (in thousands):

Year Ended December 31, 2022
Rent expense	$11,946
Variable lease payments	$429
Supplemental information related to the Company’s operating leases was as follows:

As of December 31, 2022
Weighted-average remaining lease term (in years)	8.2
Weighted-average discount rate	5.7%

Year Ended December 31, 2022
(in thousands)
Cash paid within operating cash flows	$11,192
Operating lease right-of-use assets recognized in exchange for new operating lease obligations	$68,819
As of December 31, 2022, future minimum lease commitments under non-cancelable operating leases were as follows (in thousands):

2023	$11,526
2024	8,859
2025	7,888
2026	7,888
2027	7,339
Thereafter	29,035
Total	72,535
Less: imputed interest	(14,908)
Total operating lease liabilities	$57,627
As previously disclosed in "Note 8. Commitments and Contingencies" to Notes to Consolidated Financial Statements included in the Company’s Registration Statement on Form F-4 and under the previous lease accounting standard, future minimum payments related to operating leases as of December 31, 2021 are as follows:

2022	$8,589
2023	7,832
2024	5,762
2025	4,793
2026	4,847
Thereafter	17,151
Total	$48,974